UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by NeoPhotonics Corporation (the “Company”) on April 4, 2013, to include the historical financial statements of the Semiconductor Optical Component Business (“OCU”) of Lapis Semiconductor Co., Ltd., the business acquired, and the unaudited pro forma combined financial information required pursuant to Article 11 of Regulation S-X.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

The audited Statements of Assets Acquired and Liabilities Assumed as of March 31, 2012 and 2011 and Statements of Revenues and Direct Expenses of Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd., for the years ended March 31, 2012 and March 31, 2011, and the unaudited condensed Statements of Assets Acquired and Liabilities Assumed of Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd., as of December 31, 2012, and Statements of Revenues and Direct Expenses of OCU for the nine month periods ended December 31, 2012 and December 31, 2011, are filed herewith as Exhibits 99.01.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation and the Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd. as of December 31, 2012, and the unaudited pro forma condensed combined statement of operations for NeoPhotonics Corporation and the Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd. for the year ended December 31, 2012, are filed herewith as Exhibit 99.02.

(d)	Exhibits.

Exhibit Number	Description

23.01	Consent of Independent Auditors

99.01	The audited Statements of Assets Acquired and Liabilities Assumed as of March 31, 2012 and 2011 and Statements of Revenues and Direct Expenses of Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd., for the years ended March 31, 2012 and March 31, 2011, and the unaudited condensed Statements of Assets Acquired and Liabilities Assumed of Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd., as of December 31, 2012, and Statements of Revenues and Direct Expenses of OCU for the nine month periods ended December 31, 2012 and December 31, 2011.

99.02	Unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation and the Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd. as of December 31, 2012, and the unaudited pro forma condensed combined statement of operations for NeoPhotonics Corporation and the Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd. for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2013	NEOPHOTONICS CORPORATION

	By:	/s/ James D. Fay
James D. Fay
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

23.01	Consent of Independent Auditors

99.01	The audited Statements of Assets Acquired and Liabilities Assumed as of March 31, 2012 and 2011 and Statements of Revenues and Direct Expenses of Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd., for the years ended March 31, 2012 and March 31, 2011, and the unaudited condensed Statements of Assets Acquired and Liabilities Assumed of Semiconductor Optical Component Business of Lapis Semiconductor Co., Ltd., as of December 31, 2012, and Statements of Revenues and Direct Expenses of OCU for the nine month periods ended December 31, 2012 and December 31, 2011.

99.02	Unaudited pro forma condensed combined balance sheet for NeoPhotonics Corporation and the Semiconductor Optical Components Business of Lapis Semiconductor Co., Ltd. as of December 31, 2012, and the unaudited pro forma condensed combined statement of operation for NeoPhotonics Corporation and the Semiconductor Optical Components Business of Lapis Semiconductor Co., Ltd. for the year ended December 31, 2012.